CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(b)(10)(iv) OF SEC REGULATION S-K BECAUSE FINWISE BANCORP (THE “REGISTRANT”) HAS DETERMINED THAT SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.
Exhibit 10.37

FOURTH AMENDMENT TO LEASE AGREEMENT

This FOURTH Amendment to Lease Agreement (this “Amendment”) is entered into as of the 10th day of March, 2025 by and between FPA SANDY MALL ASSOCIATES, LLC, a Delaware limited liability company, as successor-in-interest to Mariemont Holdings, LLC, a Utah limited liability company (hereinafter called the “Landlord”) and UTAH COMMUNITY BANK, a Utah corporation, d/b/a FinWise Bank (hereinafter called the “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that Lease dated January 27, 1999, and Renewal Amendment to Lease dated February 12, 2004, as amended by the First Amendment to Lease dated June 3, 2009, as amended by the Second Amendment to Lease dated April 28, 2014, as amended by the Third Amendment to Lease dated May 14, 2024 (together with this Amendment, collectively and hereinafter called the “Lease”), containing approximately 4,484 rentable square feet of space in 820 East 9400 South, Sandy, UT 84070, also known as “Pad-A” (hereinafter called the “Premises”), within the Project located in the City of Sandy, Salt Lake County, UT, currently known as Sandy Village Shopping Center and,

WHEREAS, to Landlord and Tenant’s knowledge and belief as of the date hereof, no defaults exist under said Lease by either party through the end of February 2025; and,

WHEREAS, the expiration date of the Lease is July 31, 2025. Landlord and Tenant desire to amend the Lease as hereinafter set forth and extend the Lease by adding an additional period of eighteen (18) months, (hereinafter called the “Extension Term”) to the term, beginning August 1, 2025, and continuing through January 31, 2027; and,

WHEREAS, all parties hereto desire, through this instrument, to permit a valid Amendment of said Lease; and,

NOW THEREFORE, in consideration of the foregoing recitals and the other covenants and promises made herein made, the sufficiency of which is hereby acknowledged the Lease is hereby amended, and is AGREED TO AS FOLLOWS:

1Premises – Tenant currently occupies approximately 4,484 rentable square feet in 820 East 9400 South, Sandy, UT 84094. Landlord and Tenant acknowledge that the Tenant has been occupying the Premises pursuant to the Lease, and Tenant shall continue to accept the Premises in its existing “as-is” condition.

2Extension Term – Landlord and Tenant hereby agree and consent to the extension of the Lease with the addition of the Extension Term commencing on August 1, 2025, and ending on January 31, 2027.

3Base Rent - Tenant hereby agrees to pay Landlord, as rent for the Premises, beginning on the Commencement Date of the Extension Term, and continuing during the Extension Term, in addition to any other sum due, without any setoffs or deductions whatsoever, a Base Rent, payable in equal monthly installments on the first (1st) day of each and every month, in advance, as follows:

August 1, 2025 – January 31, 2027 $[*] per month

Unless paying via online tenant portal (Commercial Café), the monthly installments of the Base Rent shall be mailed to the following:

FPA SANDY MALL ASSOCIATES, LLC If overnight FPA SANDY MALL ASSOCIATES, LLC
PO Box 6357 400 Broadhollow Road
Hicksville, NY 11802 Melville, NY 11747
Attn: Yardi Systems 6357

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(b)(10)(iv) OF SEC REGULATION S-K BECAUSE FINWISE BANCORP (THE “REGISTRANT”) HAS DETERMINED THAT SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.
4Additional Rent – Tenant shall continue to be responsible for its proportionate share (as hereinafter defined) of Taxes, and the Shopping Center’s Operating Costs, including Insurance, through monthly payments to Landlord, pursuant to Section 6 of the Lease Renewal/Extension Agreement dated February 12, 2004. The current estimate of Tenant’s share of the Taxes and the Shopping Center’s Operating Costs for 2025 is $[*] per month. Tenant’s Proportionate Share is currently 2.17% (4,484 SF / 206,851 SF).

5Security Deposit – Landlord and Tenant hereto acknowledge that Landlord is currently holding a Security Deposit in the amount of $[*].

6Renewal Options – Landlord and Tenant agree that Tenant has no renewal options.

7Confidentiality - Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases with respect to the Project and may impair Landlord's relationship with other Tenants of the Project. Tenant agrees that it and its partners, officers, directors, employees, brokers, lenders, investors, accountants, and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of Landlord, which shall not be unreasonably withheld. It is understood and agreed that damages alone would be an inadequate remedy for the breach of this provision by Tenant, and Landlord shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach.

8Brokers - Tenant and Landlord each represent and warrant to the other that neither has had any dealings or entered into any agreements with any person, entity, broker or finder in connection with the negotiation of this Amendment, other than Cushman & Wakefield, representing the Tenant (the “Broker”) and Tenant and Landlord each agree to indemnify, defend and hold the other harmless from and against any claims, damages, costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such broker, finder or other similar party by reason of any dealings, actions or agreements of the indemnifying party. The Broker shall be compensated by Tenant pursuant to a separate agreement.

9Entire Amendment – This Amendment, together with the Lease, embodies the entire agreement and understanding between Landlord and Tenant regarding the Lease of the Premises. Any and all prior or contemporaneous oral or written representations, agreements, understandings, or statements other than those set forth in the Lease and this Amendment are of no force and effect.

10Headings – The headings appearing in this Amendment are for the purpose of easy reference only and cannot be considered a part of this Amendment or in any way to modify, amend, or affect the provisions of this Amendment.

11Severability – If any term or provision of this Amendment is found to be invalid, illegal, or unenforceable, the remaining terms and provisions of this Amendment cannot be affected thereby, and each term and provision of this Amendment will be valid and enforceable to the fullest extent permitted by law.

12No Modification or Waiver – Except as otherwise set forth in this Amendment, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Lease if not specifically addressed in the Amendment.

13Captions – The captions and section numbers appearing in this Amendment are for convenience only and do not in any way limit, amplify, define, construe, or describe the scope or intent of the terms or provisions of this Amendment.

14Counterparts – This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

15Successors – The provisions of this Amendment shall bind and inure to the benefit of the heirs, representatives, successors, and assignees of the parties hereto.

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [*], HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(b)(10)(iv) OF SEC REGULATION S-K BECAUSE FINWISE BANCORP (THE “REGISTRANT”) HAS DETERMINED THAT SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.
16Governing Law - The state of Utah shall govern the validity, construction, performance, and enforcement of the Lease Agreement.

17Time is of the Essence – Time is of the essence in performing all obligations under the Lease, including, without limitation, the obligations set forth in this Amendment.

18Electronic Signature - This Amendment may be executed by a party’s signature transmitted by facsimile (“fax”) or by electronic mail in portable document format (“pdf”) or through an electronic signature/online signature service such as “DocuSign”, and copies of this Amendment executed and delivered by means of faxed or pdf signatures or by DocuSign or similar service shall have the same force and effect as copies hereof executed and delivered with original signatures.

19Tenant Review – Tenant has had the opportunity to review this Amendment and all of its provisions with counsel of Tenant’s own choosing prior to execution. Tenant hereby waives any right to argue that any ambiguous term in this Amendment should be construed against Landlord as the drafter.

20Conflict - In the event that any provision of this Amendment shall conflict with any other term and provision of the Lease, the provisions of this Amendment shall govern.

Except as modified herein, all of the terms, conditions and covenants of the existing Lease and any previous amendments thereto shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first hereinabove stated.

LANDLORD TENANT

FPA SANDY MALL ASSOCIATES, LLC UTAH COMMUNITY BANK
a Delaware limited liability company a Utah corporation

By: GF Sandy Mall, LLC
a Delaware limited liability company

By: /s/ Michael B. Earl By:__/s/ Tasha Clayton_______________
Michael B. Earl, Manager
Title:___EVP, Chief Operating Officer __

Date:________3/10/2025 ___________ Date:___3/7/2025__________________